    As filed with the Securities and Exchange Commission on October 13, 1999
                                                      Registration No. 333-81313
                                                   Registration No. 333-81313-01


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                 ______________
                                 AMENDMENT NO. 6
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                 ______________
                               TeleCorp PCS, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                                            4812                                  54-1872248
(State or other jurisdiction                (Primary Standard Industrial                (I.R.S. Employer
of incorporation or organization)           Classification Code Number)               Identification No.)

                                ______________

                         TeleCorp Communications, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                                             4812                                  52-2105807
(State or other jurisdiction                (Primary Standard Industrial                (I.R.S. Employer
of incorporation or organization)           Classification Code Number)               Identification No.)

                                ______________

                               1010 N. Glebe Road
                                   Suite 800
                              Arlington, VA 22201
                                 (703) 236-1100

  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                 ______________
                            Thomas H. Sullivan, P.C.
              Executive Vice President and Chief Financial Officer
                               TeleCorp PCS, Inc.
                         1010 N. Glebe Road, Suite 800
                              Arlington, VA 22201
                                 (703) 236-1122

 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                 ______________
                                   Copies to:
                              Dov T. Schwell, Esq.
                            McDermott, Will & Emery
                              50 Rockefeller Plaza
                               New York, NY 10020
                                 (212) 547-5400

     Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

          If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

                      ___________________________________

     The Registrant hereby amends this Registration Statement on the date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall then become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on the date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                                EXPLANATORY NOTE

     This Amendment No. 6 is being filed solely for the purpose of filing the exhibits indicated in Part II.

              PART II      INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.         INDEMNIFICATION OF DIRECTORS AND OFFICERS.

  Section 145 of the Delaware General Corporation Law ("DGCL") provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful. Section 145 further provides that a corporation similarly may indemnify the person serving in that capacity who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor, against expenses actually and reasonably incurred by the person in connection with the defense or settlement of the action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which the person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which the action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for the expenses which the Court of Chancery or other court shall deem proper. The provisions regarding indemnification and advancement of expenses under Section 145 of the DGCL shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, stockholders' or disinterested directors' vote or otherwise.

  Section 102(b)(7) of the DGCL permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the provision shall not eliminate or limit the liability of a director: (i) for any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the DGCL (relating to unlawful payment of dividends and unlawful stock purchase and redemption); or
(iv) for any transaction from which the director derived an improper personal benefit.

  As permitted by Section 145(e) of the DGCL, our Third Amended and Restated Certificate of Incorporation and our Amended and Restated Laws provide that we shall indemnify our directors and officers, and, to the extent our board at any time authorizes, incorporators, employees or agents, as such, to the fullest extent permitted by applicable law, and that expenses reasonably incurred by any officer or director or other person entitled to indemnification in connection with a threatened or actual action or proceeding shall be advanced or promptly reimbursed by us in advance of the final disposition of the action or proceeding, provided that, if required to do so under the DGCL, we receive an undertaking by or on behalf of the officer or director or other person to repay the amount if and to the extent that it is ultimately determined by final judicial decision from which there is no further right of appeal that the officer or director or other person is not entitled to indemnification. Our Third Amended and Restated Certificate of Incorporation provides that the rights are not exclusive.

ITEM   21.  EXHIBITS AND FINANCIAL SCHEDULES.

  (a)  The following exhibits are, unless indicated below, filed herewith.



                                 EXHIBIT INDEX

Exhibit
Number                                     Description of Document
------------  ----------------------------------------------------------------------------------
         3.1  Third Amended and Restated Certificate of Incorporation, dated May 14, 1999, of
              TeleCorp PCS, Inc.

       3.1.2  Certificate of Incorporation, dated June 19, 1998, of TeleCorp Operating Company,
              Inc.

       3.1.3  Certificate of Amendment of the Certificate of Incorporation, dated July 9, 1998, of TeleCorp Operating Company, Inc.

       3.1.4  Amendment No. 1 to the Third Amended and Restated Certificate of Incorporation,
              filed August 27, 1999, of TeleCorp PCS, Inc.

       3.1.5  Fourth Amended and Restated Certificate of Incorporation, filed August 27, 1999, of TeleCorp PCS, Inc.

         3.2  Amended and Restated Bylaws, dated July 17, 1998, of TeleCorp PCS, Inc.

         3.3  Bylaws of TeleCorp Communications, Inc.

         4.1  Indenture, dated as of April 23, 1999, by and between Bankers Trust Company, as trustee, and TeleCorp PCS, Inc. relating to the 11 5/8% Senior Subordinated
              Discount Notes due 2009

        5.1*  Opinion of McDermott, Will & Emery regarding the legality of the securities being registered

        10.1  Note Purchase Agreement by and between TeleCorp PCS, Inc. and Lucent
              Technologies, Inc., dated as of May 11, 1998

        10.2  General Agreement for Purchase of PCS Systems and Services by and between
              TeleCorp PCS, Inc. and Lucent Technologies, Inc., dated as of May 12, 1998, as amended

        10.3  Securities Purchase Agreement by and among TeleCorp PCS, Inc., AT&T Wireless PCS
              Inc, TWR Cellular, Inc. and certain Cash Equity Investors, TeleCorp Investors and
              Management Stockholders identified, dated as of January 23, 1998

      10.4.1  Network Membership License Agreement by and among AT&T Corp., including AT&T
              Wireless Services, Inc., and TeleCorp PCS, Inc., dated as of July 17, 1998

      10.4.2  Amendment No. 1 to Network Membership License Agreement, dated March 30, 1999

      10.5.1  Management Agreement by and between TeleCorp Management Corp. and TeleCorp PCS,
              Inc., dated as of July 17, 1998

      10.5.2  Amendment No. 1 to the Management Agreement between TeleCorp Management Corp. and
              TeleCorp PCS, Inc., dated as of May 25, 1999

      10.6.1  Intercarrier Roamer Service Agreement by and between AT&T Wireless Services, Inc.
              and TeleCorp PCS, Inc., dated as of July 17, 1998

Exhibit
Number                                     Description of Document
------------  ----------------------------------------------------------------------------------
      10.6.2  Amendment No. 1 to Intercarrier Roamer Service Agreement, dated May 25, 1999

        10.7  Roaming Administration Service Agreement by and between AT&T Wireless Services,
              Inc. and TeleCorp PCS, Inc., dated as of July 17, 1998

      10.8.1  Credit Agreement by and among TeleCorp PCS, Inc., the Lenders party to, and the
              Chase Manhattan Bank, as Administrative Agent and Issuing Bank, TD Securities
              (USA) Inc., as Syndication Agent, and Bankers Trust Company, as Documentation
              Agent, dated as of July 17, 1998 (the "Credit Agreement")

      10.8.2  First Amendment, Consent, and Waiver to the Credit Agreement, dated as of
              December 18, 1998

      10.8.3  Second Amendment and Waiver to the Credit Agreement, dated as of March 1, 1999

      10.8.4  Third Amendment to the Credit Agreement, dated as of March 30, 1999

      10.8.5  Fourth Amendment to the Credit Agreement, dated as of March 31, 1999

      10.8.6  Fifth Amendment and Acceptance to the Credit Agreement, dated as of April 7, 1999

      10.8.7  Sixth Amendment to the Credit Agreement, dated as of April 7, 1999

      10.8.8  Seventh Amendment to the Credit Agreement, dated as of May 21, 1999

        10.9  Stock Purchase Agreement by and among TeleCorp PCS, Inc., AT&T Wireless PCS, Inc.
              and certain Cash Equity Investors identified in, dated as of March 22, 1999

      10.9.1  Amendment No. 1 to Stock Purchase Agreement by and among TeleCorp PCS, Inc., AT&T
              Wireless PCS, Inc. and Cash Equity Investors, dated as of March 30, 1999.

      10.9.2  Amendment No. 2 to Stock Purchase Agreement by and among TeleCorp PCS, Inc., AT&T
              Wireless PCS, Inc. and Cash Equity Investors, dated as of April 6, 1999.

      10.9.3  Amendment No. 3 to Stock Purchase Agreement by and among TeleCorp PCS, Inc., AT&T
              Wireless PCS, Inc. and Cash Equity Investors, dated as of May 14, 1999.

      10.9.4  Amendment No. 4 to Stock Purchase Agreement by and among TeleCorp PCS, Inc., AT&T
              Wireless PCS, Inc. and Cash Equity Investors, dated as of July 15, 1999.

       10.10  Stock Purchase Agreement by and among Viper Wireless, Inc., TeleCorp Holding
              Corp., Inc. and TeleCorp PCS, Inc., dated as of March 1, 1999

       10.11  Puerto Rico Stock Purchase Agreement by and among TeleCorp PCS, Inc., Puerto Rico
              Acquisition Corp. and certain Management Stockholders and Cash Equity Investors, dated as of March 30, 1999

       10.12  Letter of Agreement by and between AT&T Wireless Services, Inc. and TeleCorp
              Communications, Inc., dated as of December 21, 1998


Exhibit
Number                                     Description of Document
------------  ----------------------------------------------------------------------------------
       10.13  Asset Purchase Agreement, dated May 25, 1999, by and between AT&T Wireless PCS
              Inc. and TeleCorp PCS, Inc.

       10.14  Preferred Stock Purchase Agreement, dated May 24, 1999, by and between AT&T
              Wireless PCS Inc. and TeleCorp PCS, Inc.

       10.15  License Acquisition Agreement, dated May 15, 1998, by and between Mercury PCS II,
              LLC and TeleCorp PCS, Inc.

       10.16  License Acquisition Agreement, dated May 15, 1998, by and between Wireless 2000,
              Inc. and TeleCorp PCS, Inc.

     10.17.1  Stockholders' Agreement, dated as of July 17, 1998, by and among AT&T Wireless
              PCS, Inc., TWR Cellular, Inc., Cash Equity Investors, Management Stockholders,
              and TeleCorp PCS, Inc.

     10.17.2  Amendment No. 1 to the Stockholders' Agreement, dated March 30, 1999

       10.18  Purchase Agreement, dated April 20, 1999, by and among Chase Securities Inc., BT
              Alex. Brown Incorporated, Lehman Brothers Inc., TeleCorp PCS, Inc. and TeleCorp
              Communications, Inc.

       10.19  Exchange and Registration Rights Agreement, dated April 23, 1999, by and among
              Chase Securities Inc., BT Alex. Brown Incorporated, Lehman Brothers Inc.,
              TeleCorp PCS, Inc. and TeleCorp Communications, Inc.

       10.20  Agreement, dated as of July 17, 1998, by and among AT&T Wireless PCS Inc., TWR
              Cellular, Inc., the Cash Equity Investors, the TeleCorp Investors and the
              Management Stockholders.

       10.21  Employee Agreement, dated as of July 17, 1998, by and between TeleCorp PCS, Inc.
              and Steven Chandler.

       10.22  Share Grant Agreement, dated July 16, 1998, by and between TeleCorp PCS, Inc. and
              Steven Chandler.

       10.23  Employee Agreement, dated as of July 17, 1998, by and between TeleCorp PCS, Inc.
              and Julie Dobson.

       10.24  Share Grant Agreement, dated July 16, 1998, by and between TeleCorp PCS, Inc. and
              Julie Dobson.

       10.25  Separation Agreement, dated as of March 8, 1999, by and among TeleCorp PCS, Inc.,
              TeleCorp Communications, Inc. and Robert Dowski.

       10.26  Agreement among the Parties, dated as of June 30, 1999, by and among TeleCorp
              PCS, Inc., the Cash Equity Investors, Entergy Technology Holding Company, AT&T
              Wireless PCS, Inc., TWR Cellular Inc. and other stockholders.

       10.27  Amended and Restated Agreement, dated April 16, 1999, by and among TeleCorp
              Communications, Inc., Triton PCS, Inc., Tritel Communications, Inc. and Affiliate
              License Co, L.L.C.

       10.28  TeleCorp PCS, Inc. 1998 Restricted Stock Plan, as amended May 20, 1999.

       10.29  TeleCorp PCS, Inc. 1999 Stock Option Plan, dated June 23, 1999.

        12.1  Statement re: computation of ratios.


Exhibit
Number                                     Description of Document
------------  ----------------------------------------------------------------------------------
        21.1  Subsidiaries of TeleCorp PCS, Inc.

       23.1*  Consent of McDermott, Will & Emery (contained in Exhibit 5.1)

        23.2  Consent of PricewaterhouseCoopers, LLP

        23.3  Consent of PricewaterhouseCoopers, LLP

        23.4  Consent of PricewaterhouseCoopers, LLP

        23.5  Consent of PricewaterhouseCoopers, LLP

        24.1  Power of Attorney for TeleCorp PCS, Inc. (included on signature page)

        25.1  Statement of Eligibility of trustee on Form T-1

        27.1  Financial Data Schedule

        99.1  Form of Letter of Transmittal

        99.2  Form of Notice of Guaranteed Delivery

        99.3  Form of Exchange Agent Agreement

________________
*   Filed herewith.

ITEM 22.  UNDERTAKINGS.

     The undersigned registrant hereby undertakes:

          (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment) which, individually or in the aggregate, represent a fundamental change in the information described in the registration statement. In spite of the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC under Rule 424(b) if , in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price described in the "Calculation of Registration Fee" table in the effective registration statement; and

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to the information in the registration.

          (b) That, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered, and the offering of the securities at that time shall be deemed to be the initial bona fide offering.

          (c) To respond to requests for information that is incorporated by reference into the prospectus under Items 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

          (d) To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved, that was not the subject of and included in the registration statement when it became effective.

          (e) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant under the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against the liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling persons of the registrant in the successful defense of any action suit or proceeding) is asserted by the director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether the indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of the issue.

                                  SIGNATURES


  Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 6 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Arlington, Commonwealth of Virginia, on October 12, 1999.


                                    TELECORP PCS, INC.


                                    By: /s/ Gerald T. Vento
                                        --------------------
                                        Gerald T. Vento
                                        Chief Executive Officer


  Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 6 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.


October 12, 1999               By:   /s/  Gerald T. Vento
                                  ----------------------
                                  Gerald T. Vento
                                  Chief Executive Officer and Chairman
                                  (Principal Executive Officer)



October 12, 1999               By:   /s/  Thomas H. Sullivan
                                  -------------------------
                                  Thomas H. Sullivan
                                  Executive Vice President, Chief
                                  Financial Officer and Director (Principal
                                  Financial and Accounting Officer)


October 12, 1999               By:   /s/  Thomas H. Sullivan
                                  -------------------------
                                  Michael R. Hannon
                                  Director


October 12, 1999               By:   /s/  Thomas H. Sullivan
                                    -----------------------
                                  Scott Anderson
                                  Director


         , 1999                By:
                                  -------------------------
                                  Rohit M. Desai
                                  Director


October 12, 1999               By: /s/  Thomas H. Sullivan
                                  -----------------------
                                  Gary S. Fuqua
                                  Director


October 12, 1999               By:   /s/  Thomas H. Sullivan
                                  -------------------------
                                  James M. Hoak
                                  Director



October 12, 1999               By:   /s/  Thomas H. Sullivan
                                  -------------------------
                                  Mary Hawkins-Key
                                  Director

October 12, 1999               By:   /s/  Thomas H. Sullivan
                                  -------------------------
                                  William Kussell
                                  Director


October 12, 1999               By:   /s/  Thomas H. Sullivan
                                  --------------------------
                                  William Laverack, Jr.
                                  Director



October 12, 1999               By:   /s/  Thomas H. Sullivan
                                  -------------------------
                                  Joseph O'Donnell
                                  Director


October 12, 1999               By:   /s/  Thomas H. Sullivan
                                  -------------------------
                                  Michael Schwartz
                                  Director


October 12, 1999               By:   /s/  Thomas H. Sullivan
                                  -------------------------
                                  James F. Wade
                                  Director

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 6 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Arlington, Commonwealth of Virginia, on October 12, 1999.



                                          TELECORP COMMUNICATIONS, INC.


                                          By:   /s/ Gerald T. Vento
                                                -------------------
                                                Gerald T. Vento
                                                Chief Executive Officer


  Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 6 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.



October 12, 1999                         By:  /s/ Gerald T. Vento
                                             ---------------
                                            Gerald T. Vento
                                            Chief Executive Officer and Director
                                            (Principal Executive Officer)


October 12, 1999                        By:   /s/ Thomas H. Sullivan
                                             ----------------------
                                             Thomas H. Sullivan
                                             President,Secretary, Treasurer
                                             and Director
                                             (Principal Financial and
                                              Accounting Officer)

                                 EXHIBIT INDEX

Exhibit
Number                                     Description of Document
------------  ----------------------------------------------------------------------------------
         3.1  Third Amended and Restated Certificate of Incorporation, dated May 14, 1999, of
              TeleCorp PCS, Inc.

       3.1.2  Certificate of Incorporation, dated June 19, 1998, of TeleCorp Operating Company,
              Inc.

       3.1.3  Certificate of Amendment of the Certificate of Incorporation, dated July 9, 1998, of TeleCorp Operating Company, Inc.

         3.2  Amended and Restated Bylaws, dated July 17, 1998, of TeleCorp PCS, Inc.

       3.1.4  Amendment No. 1 to the Third Amended and Restated Certificate of Incorporation,
              filed August 27, 1999, of TeleCorp PCS, Inc.

       3.1.5  Fourth Amended and Restated Certificate of Incorporation, filed August 27, 1999, of TeleCorp PCS, Inc.

         3.3  Bylaws of TeleCorp Communications, Inc.

         4.1  Indenture, dated as of April 23, 1999, by and between Bankers Trust Company, as trustee, and TeleCorp PCS, Inc. relating to the 11 5/8% Senior Subordinated
              Discount Notes due 2009

        5.1*  Opinion of McDermott, Will & Emery regarding the legality of the securities being registered

        10.1  Note Purchase Agreement by and between TeleCorp PCS, Inc. and Lucent
              Technologies, Inc., dated as of May 11, 1998

        10.2  General Agreement for Purchase of PCS Systems and Services by and between
              TeleCorp PCS, Inc. and Lucent Technologies, Inc., dated as of May 12, 1998, as amended

        10.3  Securities Purchase Agreement by and among TeleCorp PCS, Inc., AT&T Wireless PCS
              Inc, TWR Cellular, Inc. and certain Cash Equity Investors, TeleCorp Investors and
              Management Stockholders identified, dated as of January 23, 1998

      10.4.1  Network Membership License Agreement by and among AT&T Corp., including AT&T
              Wireless Services, Inc., and TeleCorp PCS, Inc., dated as of July 17, 1998

      10.4.2  Amendment No. 1 to Network Membership License Agreement, dated March 30, 1999

      10.5.1  Management Agreement by and between TeleCorp Management Corp. and TeleCorp PCS,
              Inc., dated as of July 17, 1998

      10.5.2  Amendment No. 1 to the Management Agreement between TeleCorp Management Corp. and
              TeleCorp PCS, Inc., dated as of May 25, 1999

      10.6.1  Intercarrier Roamer Service Agreement by and between AT&T Wireless Services, Inc.
              and TeleCorp PCS, Inc., dated as of July 17, 1998

      10.6.2  Amendment No. 1 to Intercarrier Roamer Service Agreement, dated May 25, 1999

        10.7  Roaming Administration Service Agreement by and between AT&T Wireless Services,
              Inc. and TeleCorp PCS, Inc., dated as of July 17, 1998

Exhibit
Number                                     Description of Document
------------  ----------------------------------------------------------------------------------

      10.8.1  Credit Agreement by and among TeleCorp PCS, Inc., the Lenders party to, and the
              Chase Manhattan Bank, as Administrative Agent and Issuing Bank, TD Securities
              (USA) Inc., as Syndication Agent, and Bankers Trust Company, as Documentation
              Agent, dated as of July 17, 1998 (the "Credit Agreement")

      10.8.2  First Amendment, Consent, and Waiver to the Credit Agreement, dated as of
              December 18, 1998

      10.8.3  Second Amendment and Waiver to the Credit Agreement, dated as of March 1, 1999

      10.8.4  Third Amendment to the Credit Agreement, dated as of March 30, 1999

      10.8.5  Fourth Amendment to the Credit Agreement, dated as of March 31, 1999

      10.8.6  Fifth Amendment and Acceptance to the Credit Agreement, dated as of April 7, 1999

      10.8.7  Sixth Amendment to the Credit Agreement, dated as of April 7, 1999

      10.8.8  Seventh Amendment to the Credit Agreement, dated as of May 21, 1999

        10.9  Stock Purchase Agreement by and among TeleCorp PCS, Inc., AT&T Wireless PCS, Inc.
              and certain Cash Equity Investors, dated as of March 22, 1999

      10.9.1  Amendment No. 1 to Stock Purchase Agreement by and among TeleCorp PCS, Inc., AT&T
              Wireless PCS, Inc. and Cash Equity Investors, dated as of March 30, 1999.

      10.9.2  Amendment No. 2 to Stock Purchase Agreement by and among TeleCorp PCS, Inc., AT&T
              Wireless PCS, Inc. and Cash Equity Investors, dated as of April 6, 1999.

      10.9.3  Amendment No. 3 to Stock Purchase Agreement by and among TeleCorp PCS, Inc., AT&T
              Wireless PCS, Inc. and Cash Equity Investors, dated as of May 14, 1999.

      10.9.4  Amendment No. 4 to Stock Purchase Agreement by and among TeleCorp PCS, Inc., AT&T
              Wireless PCS, Inc. and Cash Equity Investors, dated as of July 15, 1999.

       10.10  Stock Purchase Agreement by and among Viper Wireless, Inc., TeleCorp Holding
              Corp., Inc. and TeleCorp PCS, Inc., dated as of March 1, 1999

       10.11  Puerto Rico Stock Purchase Agreement by and among TeleCorp PCS, Inc., Puerto Rico
              Acquisition Corp. and certain Management Stockholders and Cash Equity Investors, dated as of March 30, 1999

       10.12  Letter of Agreement by and between AT&T Wireless Services, Inc. and TeleCorp
              Communications, Inc., dated as of December 21, 1998

       10.13  Asset Purchase Agreement, dated May 25, 1999, by and between AT&T Wireless PCS
              Inc. and TeleCorp PCS, Inc.
       10.14  Preferred Stock Purchase Agreement, dated May 24, 1999, by and between AT&T
              Wireless PCS Inc. and TeleCorp PCS, Inc.
       10.15  License Acquisition Agreement, dated May 15, 1998, by and between Mercury PCS II,
              LLC and TeleCorp PCS, Inc.

Exhibit
Number                                     Description of Document
------------  ----------------------------------------------------------------------------------

       10.16  License Acquisition Agreement, dated May 15, 1998, by and between Wireless 2000,
              Inc. and TeleCorp PCS, Inc.

     10.17.1  Stockholders' Agreement, dated as of July 17, 1998, by and among AT&T Wireless
              PCS, Inc., TWR Cellular, Inc., Cash Equity Investors, Management Stockholders,
              and TeleCorp PCS, Inc.

     10.17.2  Amendment No. 1 to the Stockholders' Agreement, dated March 30, 1999

       10.18  Purchase Agreement, dated April 20, 1999, by and among Chase Securities Inc., BT
              Alex. Brown Incorporated, Lehman Brothers Inc., TeleCorp PCS, Inc. and TeleCorp
              Communications, Inc.

       10.19  Exchange and Registration Rights Agreement, dated April 23, 1999, by and among
              Chase Securities Inc., BT Alex. Brown Incorporated, Lehman Brothers Inc.,
              TeleCorp PCS, Inc. and TeleCorp Communications, Inc.

       10.20  Agreement, dated as of July 17, 1998, by and among AT&T Wireless PCS Inc., TWR
              Cellular, Inc., the Cash Equity Investors, the TeleCorp Investors and the
              management stockholders.

       10.21  Employee Agreement, dated as of July 17, 1998, by and between TeleCorp PCS, Inc.
              and Steven Chandler.

       10.22  Share Grant Agreement, dated July 16, 1998, by and between TeleCorp PCS, Inc. and
              Steven Chandler.

       10.23  Employee Agreement, dated as of July 17, 1998, by and between TeleCorp PCS, Inc.
              and Julie Dobson.

       10.24  Share Grant Agreement, dated July 16, 1998, by and between TeleCorp PCS, Inc. and
              Julie Dobson.

       10.25  Separation Agreement, dated as of March 8, 1999, by and among TeleCorp PCS, Inc.,
              TeleCorp Communications, Inc. and Robert Dowski.

       10.26  Agreement among the Parties, dated as of June 30, 1999, by and among TeleCorp
              PCS, Inc., the Cash Equity Investors, Entergy Technology Holding Company, AT&T
              Wireless PCS, Inc., TWR Cellular Inc. and other stockholders.

       10.27  Amended and Restated Agreement, dated April 16, 1999, by and among TeleCorp
              Communications, Inc., Triton PCS, Inc., Tritel Communications, Inc. and Affiliate
              License Co, L.L.C.

       10.28  TeleCorp PCS, Inc. 1998 Restricted Stock Plan, as amended May 20, 1999.

       10.29  TeleCorp PCS, Inc. 1999 Stock Option Plan, dated June 23, 1999.

        12.1  Statement re: computation of ratios

        21.1  Subsidiaries of TeleCorp PCS, Inc.

       23.1*  Consent of McDermott, Will & Emery (contained in Exhibit 5.1)

        23.2  Consent of PricewaterhouseCoopers, LLP

        23.3  Consent of PricewaterhouseCoopers, LLP

        23.4  Consent of PricewaterhouseCoopers, LLP

        23.5  Consent of PricewaterhouseCoopers, LLP

Exhibit
Number                                     Description of Document
------------  ----------------------------------------------------------------------------------
        24.1  Power of Attorney for TeleCorp PCS, Inc. (included on signature page)

        25.1  Statement of Eligibility of trustee on Form T-1

        27.1  Financial Data Schedule

        99.1  Form of Letter of Transmittal

        99.2  Form of Notice of Guaranteed Delivery

        99.3  Form of Exchange Agent Agreement



__________________
*   Filed herewith.